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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of CEA Acquisition Corporation (the "Company") on Form 10-QSB for the period ending March 31, 2004 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I Brad Gordon, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By: /s/ Brad Gordon                                       Dated: May 14, 2004
   -------------------------------------
        Brad Gordon
        Chief Financial Officer
        (Principal Accounting Officer)